SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13

                           2003 PORTAL SOFTWARE, INC.
               (Exact name of registrant as specified in charter)


        Delaware                   000-25829                     77-0369737
(State of incorporation    (Commission File Number)            (IRS Employer
   or organization)                                         Identification No.)


10200 South De Anza Boulevard, Cupertino, CA                        95014
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code     (408) 572-2000

                                      None
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         99.1 Press Release, dated November 13, 2003 announcing revised estimates of Portal Software, Inc.'s (the "Registrant") revenue and earnings for its third fiscal quarter ended October 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).


Item 12.  Results of Operations and Financial Condition

                  On November 13, 2003, the Registrant announced revised estimates of its revenue and earnings for its third fiscal quarter ended October 31, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as
         Exhibit 99.1 and is incorporated herein by reference.

                  As previously announced, Registrant's management intends to hold a conference call to discuss the revised estimates. The conference call is scheduled to begin at 3:00 p.m. Pacific time on Thursday, November 13, 2003. A live web cast of the conference call will be available to all interested parties and can be accessed at www.fulldisclosure.com. The web cast will also be archived for a limited time on the Registrant's web site starting one hour after completion of the call.

                  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                  In addition to reporting financial information in accordance with generally accepted accounting principles in the United States, or GAAP, the Registrant provides pro forma net profit/loss per diluted share in the press release as additional information for its operating results. Pro forma net loss has been adjusted to exclude the effects of non-operating expenses and non-cash charges, such as amortization of acquisition-related costs and stock option compensation expense. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. The Registrant's management believes that this presentation of non-GAAP measures provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, management uses these measures for reviewing the financial results of the Registrant and for planning and forecasting of future periods. The Registrant has consistently provided these non-GAAP measurements in previous press releases and believes that it is important to provide investors and other interested persons with a consistent basis for comparison between quarters.




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             PORTAL SOFTWARE, INC.




Date:  November 13, 2003     By:  /s/ Mitchell L. Gaynor
                                  -------------------------------------------
                                  Name:  Mitchell L. Gaynor

                                  Title:   Vice President, General Counsel
                                           & Secretary

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